FEDERATED CALIFORNIA MUNICIPAL INCOME FUND FEDERATED PENNSYLVANIA MUNICIPAL INCOME FUND (Portfolios of Municipal Securities Income Trust) Class A Shares Supplement to Prospectuses dated October 31, 1997

1. Effective August 3, 1998, please delete the following disclosure in the prospectus section entitled "Dealer Concession" on page 10:

   "On purchases of $1 million or more, the investor pays no sales charge; however, the distributor will make twelve monthly payments to the dealer totaling 0.25% of the public offering price over the first year following the purchase. Such payments are based on the original purchase price of Class A Shares outstanding at each month end."

   and insert the following language in its place:

   "Financial intermediaries purchasing Class A Shares for their customers in amounts of $1 million or more are eligible to receive an advance commission from the distributor based on the following breakpoints:

                                             Advance Commission
                                              as a Percentage of
            Transaction Amount              Public Offering Price


            First $1 - $5 million                   0.75%
            Next $5 - $20 million                   0.50%
            Over $20 million                        0.25%


   For accounts with assets over $1 million, the dealer commission resets annually to the first breakpoint on the anniversary of the first purchase.

   Class A Share purchases under this program may be made by Letter of Intent or by combining concurrent purchases. The above commission will be paid only on those purchases that were not previously subject to a front-end sales charge and dealer commission. Certain retirement accounts may not be eligible for this program. Financial intermediaries must notify the Fund once an account reaches $1 million in order to qualify for advance commissions.

   A contingent deferred sales charge of 0.75% of the redemption amount applies to Class A Shares redeemed up to 24 months after purchase if a financial intermediary received an advance commission on the transaction."

2. The "Summary of Fund Expenses" table on page 1 of each Fund's prospectus is amended.

   a.Under "Shareholder Transaction Expenses," for Class A Shares, the line item on the contingent deferred sales charge is deleted and replaced with:

     "Contingent Deferred Sales Charge (as a percentage of original     0.00%+
     purchase price or redemption proceeds, as applicable)"


   b.                             Add the following as the first footnote:

     "+ Shareholders who purchased $1 million or more of Class A Shares through a financial intermediary on or after August 3, 1998, may be charged a contingent deferred sales charge of 0.75% for redemptions made within 24 months of purchase if the financial intermediary received an advance commission."

                                  July 31, 1998

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     Cusip 625922109
     Cusip 625922836
     G02442-01 (7/98)
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FEDERATED MICHIGAN INTERMEDIATE MUNICIPAL TRUST (A Portfolio of Municipal
Securities Income Trust) Supplement to Prospectus dated October 31, 1997

1. Effective August 3, 1998, please delete the following disclosure in the prospectus section entitled "Dealer Concession" on page 8:

   "On purchases of $1 million or more, the investor pays no sales charge; however, the distributor will make twelve monthly payments to the dealer totaling 0.25% of the public offering price over the first year following the purchase. Such payments are based on the original purchase price of Shares outstanding at each month end."

   and insert the following language in its place:

   "Financial intermediaries purchasing Class A Shares for their customers in amounts of $1 million or more are eligible to receive an advance commission from the distributor based on the following breakpoints:

                                             Advance Commission
                                              as a Percentage of
            Transaction Amount              Public Offering Price


            First $1 - $5 million                   0.75%
            Next $5 - $20 million                   0.50%
            Over $20 million                        0.25%


   For accounts with assets over $1 million, the dealer commission resets annually to the first breakpoint on the anniversary of the first purchase.

   Class A Share purchases under this program may be made by Letter of Intent or by combining concurrent purchases. The above commission will be paid only on those purchases that were not previously subject to a front-end sales charge and dealer commission. Certain retirement accounts may not be eligible for this program. Financial intermediaries must notify the Fund once an account reaches $1 million in order to qualify for advance commissions.

   A contingent deferred sales charge of 0.75% of the redemption amount applies to Class A Shares redeemed up to 24 months after purchase if a financial intermediary received an advance commission on the transaction."

2. The "Summary of Fund Expenses" table on page 1 of the Fund's prospectus is amended.

   a.Under "Shareholder Transaction Expenses," for Class A Shares, the line item on the contingent deferred sales charge is deleted and replaced with:

     "Contingent Deferred Sales Charge (as a percentage of original 0.00%+ purchase price or redemption proceeds, as applicable)"


   b.                             Add the following as the first footnote:

     "+ Shareholders who purchased $1 million or more of Class A Shares through a financial intermediary on or after August 3, 1998, may be charged a contingent deferred sales charge of 0.75% for redemptions made within 24 months of purchase if the financial intermediary received an advance commission."

3. Please add the following directly after the prospectus section entitled "Systematic Withdrawal Program" on page 9:

   "CONTINGENT DEFERRED SALES CHARGE

   The contingent deferred sales charge will be deducted from the redemption proceeds otherwise payable to the shareholder and will be retained by the distributor. Redemptions will be processed in a manner intended to maximize the amount of redemption which will not be subject to a contingent deferred sales charge. The contingent deferred sales charge will not be imposed with respect to Shares acquired through the reinvestment of dividends or distributions of long-term capital gains. In determining the applicability of the contingent deferred sales charge, the required holding period for your new Shares received through an exchange will include the period for which your original Shares were held.

   Eliminating the Contingent Deferred Sales Charge

   Upon written notification to Federated Securities Corp. or the transfer agent, no contingent deferred sales charge will be imposed on redemptions:

   n following the death or disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, of the last surviving shareholder and any designated beneficiaries; and

   n which are reinvested in the Fund under the reinvestment privilege.

   For more information regarding the elimination of the contingent deferred sales contact your financial intermediary or the Fund. The Fund reserves the right to discontinue or modify these provisions. Shareholders will be notified of such action."



                                  July 31, 1998

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     Cusip 625922703
     G02442-02 (7/98)
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